Exhibit 10.5

AMENDMENT #3 to the LICENSE AGREEMENT

This Amendment No. 3 (“Amendment No. 3”) is made by and between the Board of Trustees of the University of Arkansas acting for and on behalf of the University of Arkansas for Medical Sciences, a public institution of higher education having principal offices at 2404 North University Avenue, Little Rock, Arkansas 72207 (hereinafter “University”), and Myeloma Health LLC, a Delaware limited liability company having a principal office at 667 Madison Avenue, 14th Floor, New York, New York 10065 (hereinafter “Licensee”).

WITTNESSETH

WHEREAS, on April 1, 2010, the University and Licensee entered into a License Agreement (“AGREEMENT”).

WHEREAS, the University and Licensee wish to amend the Agreement to add to the scope of the PATENT RIGHTS (as such term is defined in the AGREEMENT) any patent applications filed by or on behalf of UNIVERSITY which disclose the inventions or discoveries of UNIVERSITY disclosure number 2011-30.

Amendments

NOW, THEREFORE, the University and Licensee, in consideration of the premises and the mutual covenants contained herein, hereby agree as follows:

1.	This Amendment is made effective as of October _____, 2011 (“Third Amendment Date”).

2.	UNIVERSITY and LICENSEE acknowledge and agree that any patent applications filed by or on behalf of UNIVERSITY which disclose the inventions or discoveries of UAMS Disclosure Number 2011-30 shall be added to the scope of the PATENT RIGHTS under Section 2.12(a). As a consequence, Appendix A shall be revised to include the following new table entries:

“CACYBP as a Therapeutic Target for Multiple Myeloma and Other Malignanices”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publications	Overseas Patents
2011-30	Pending		Pending

3.	Within ninety (90) days of the Third Amendment Date, LICENSEE shall pay to UNIVERSITY a one-time payment of fifteen thousand dollars ($15,000), which payment shall be in addition to any payments due under the AGREEMENT.

4.	All other terms and conditions of the Agreement that have not been amended herein shall remain in full force and effect.

5.	The recitals and preamble set forth prior to the enumerated sections of this Amendment are hereby incorporated by reference in their entirety and made a part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

BOARD OF TRUSTEES OF THE UNIVERSITY OF ARKANSAS		MYELOMA HEALTH LLC

By:	/s/ Ann Kemp	By:	/s/ Joe Hernandez
Name:	Ann Kemp	Name:	Joe Hernandez

Title:	Vice President for Administration	Title:	President and CEO